                                                                    Exhibit 23.1

              Consent of Independent Certified Public Accountants


As independent certified public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K, into the Company's previously filed Registration Statement File No. 333-58057 and Registration Statements on Form S-8s (SEC File Nos. 333-48239 and 333-53693).


/s/ Arthur Andersen

                                      56